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                                                                  EXHIBIT 10.61


                              AMENDMENT AGREEMENT


         This Amendment Agreement, dated as of July 31, 1998 (this "Agreement"), is among WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), WESTPOINT STEVENS (UK) LIMITED, WESTPOINT STEVENS (EUROPE) LIMITED, each of the Existing Banks (as defined below) signatories hereto, NATIONSBANK, N.A., as Administrative Agent (the "Agent") for the Existing Banks and NATIONAL WESTMINSTER BANK PLC ("NatWest").

                                   RECITALS:

         A. Pursuant to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998 among the Borrower, WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (collectively, the "Foreign Borrowers"), the lending and financial institutions party thereto (the "Existing Banks"), and the Agent, as amended by that certain letter agreement dated as of June 10, 1998 among the Borrower, the Foreign Borrowers, the Existing Banks, and the Agent (as amended, the "Existing Credit Agreement"), the Existing Banks have agreed to make revolving loan and letter of credit facilities available to the Borrower and the Foreign Borrowers.

         B. The Borrower and the Foreign Borrowers have requested that the Existing Banks agree to amend the Existing Credit Agreement to increase the aggregate Revolving Committed Amount by $25,000,000 and to add NatWest as a Bank under the Existing Credit Agreement.

         C. The Existing Banks are willing to modify the Existing Credit Agreement as requested by the Borrower and the Foreign Borrowers upon the terms and conditions of this Agreement.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                     PART I
                                  DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the following meanings:

                "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                "Effective Date" shall have the meaning ascribed to such term in Subpart 4.1.

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         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part
II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1 Amendment to Section 2.1(a). Section 2.1(a) of the Existing Credit Agreement is amended by replacing the phrase and amount "FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000)" with the new phrase and amount "FIVE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($575,000,000)".

                  SUBPART 2.2 Amendment to Section 2.2(a). Section 2.2(a) of the Existing Credit Agreement is amended by replacing the phrase and amount "FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000)" with the new phrase and amount "FIVE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($575,000,000)".

                  SUBPART 2.3 Addition of NatWest to Signature Page. The signature pages of the Existing Credit Agreement are amended by adding "NATIONAL WESTMINSTER BANK" as an additional Bank, immediately following the signature block of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch in the Existing Credit Agreement.

                  SUBPART 2.4 Amendment to Schedule 2.1. Schedule 2.1 of the Existing Credit Agreement is deleted and replaced with a new Schedule 2.1 in the form and content of Exhibit "A" attached to this Agreement and incorporated herein by reference.

                                    PART III
                               JOINDER OF NATWEST

         Upon the Effective Date as set forth in Section 4.1 hereof, each of NatWest, the Borrower, the Foreign Borrowers, the Existing Banks, and the Agent hereby acknowledges, agrees and confirms that, NatWest will be deemed to be a party to each of the Amended Credit Agreement and the Collateral Trust Agreement and a "Bank" for all purposes of the Amended Credit Agreement and the Collateral Trust Agreement, and shall have all of the rights and obligations of a Bank thereunder as if it had originally executed the Existing Credit Agreement and the Collateral Trust Agreement. NatWest hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Amended Credit Agreement and the Collateral Trust Agreement. Natwest (i) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements referred to in Section 7.1 thereof, and such other documents and information as it has deemed appropriate to


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make its own credit analysis and decision to enter into this Agreement; (ii)
agrees that it will, independently and without reliance upon the Agent, any other Bank or the Trustee, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (iii) agrees that it will perform in accordance with their respective terms all of the obligations that either the Amended Credit Agreement or the Collateral Trust Agreement requires to be performed by it as a Bank; and (iv) appoints and authorizes the Agent and the Trustee to take such action as Agent and Trustee under the Amended Credit Agreement and the Collateral Trust Agreement, respectively, including without limitation the exercise of such powers and discretion under the Amended Credit Agreement or the Collateral Trust Agreement as are delegated to the Agent or the Trustee by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1 Effective Date. The other amendments effected by this Agreement shall be and become effective as of the date hereof when (i) all of the conditions set forth in this Subpart 4.1 shall have been satisfied and (ii) the Required Banks, the Borrower, the Foreign Borrower, and NatWest shall have duly executed counterparts of this Agreement and provided original copies thereof to the Agent.

                  SUBPART 4.1.1. Closing Certificate. The Agent shall have received a certificate from the Borrower and the Foreign Borrowers certifying that (i) no Default or Event of Default exists as of the Effective Date, and (ii) the representations and warranties of the Borrower and the Foreign Borrowers made in or pursuant to the Credit Documents are true in all material respects on and as of the Effective Date.

                  SUBPART 4.1.2. Guarantors Consent. Each of the Guarantors shall have executed the Consent included in the signature pages of this Agreement, and the Agent shall have received such Consent executed by each Guarantor.

                  SUBPART 4.1.3. Mortgage Modifications. The Agent shall have received from the Borrower, where necessary or appropriate in the reasonable judgment of the Agent upon advice of counsel, duly executed modifications of the Mortgage Instruments. The Mortgage Instruments shall be modified to reflect the increase in the Revolving Committed Amount effected by this Agreement. The Agent, the Trustee and the Borrower may provide in such modifications of the Mortgage Instruments for the prospect of future increases in the Revolving Committed Amount, but any such future increases shall, in each instance, be subject to the specific approval by each of the Banks.

                  SUBPART 4.1.4. Corporate Action. The Borrower shall deliver to the Agent certified copies of all corporate action taken by each Credit Party approving this Agreement and each of the documents executed and delivered in connection herewith (including,


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         without limitation, a certificate setting forth the resolutions of the
         Board of Directors of each Credit Party adopted in respect of the transactions contemplated by this Agreement.)

                  SUBPART 4.1.5. Documentation. The Existing Banks, NatWest and the Agent shall have received all information, and such counterpart originals or such certified or other copies of such originals, as they may reasonably request, and all legal matters incident to the transactions contemplated by this Agreement shall be satisfactory to the counsel for the Agent.

                                     PART V
                                 MISCELLANEOUS

         SUBPART 5.1 Cross-References. References in this Agreement to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 5.2 Instrument Pursuant to Existing Credit Agreement. This Agreement is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.3 Credit Documents. Each of the Borrower and the Foreign Borrowers hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, except as amended hereby, except that, on and after the Effective Date, references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 5.4. Representations and Warranties. Each of the Borrower and the Foreign Borrowers hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement,
(iii) it has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, (iv) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date or those which relate to specific schedules, the changes to which do not represent a Material Adverse Effect), (v) no event of default under any other agreement, document or instrument to which it is a party will occur as a result of the transactions contemplated hereby, and (vi) as of the date of this Agreement, no Event of Default or Defaults exists.

         SUBPART 5.5. Costs and Expenses. The Borrower hereby agrees to pay on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Banks and the Agent hereunder.


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         SUBPART 5.6. Counterparts, Effectiveness, Etc. This Agreement may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.7. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 5.8 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 5.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.




               [Remainder of this page intentionally left blank.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


THE BORROWER:                                WESTPOINT STEVENS INC.,
                                             a Delaware corporation

                                             By:_______________________
                                             Name:_____________________
                                             Title:______________________


THE FOREIGN BORROWERS:                       WESTPOINT STEVENS (UK) LIMITED

                                             By:_______________________
                                             Name:_____________________
                                             Title:______________________

                                             WESTPOINT STEVENS (EUROPE)
                                             LIMITED

                                             By:_______________________
                                             Name:_____________________
                                             Title:______________________



THE BANKS:                                   NATIONSBANK, N.A., individually
                                             in its capacity as a Bank and in
                                             its capacity as Agent and Trustee

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________




                             [Signatures Continued]


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                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                                             THE BANK OF NEW YORK

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                                             SCOTIABANC INC.

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                                             WACHOVIA BANK, N.A.

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________



                             [Signatures Continued]


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                                             SOCIETE GENERALE

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                                             ABN AMRO BANK, N.V.

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                                             SUNTRUST BANK, ATLANTA

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________

                                             FIRST UNION NATIONAL BANK

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                                             FLEET BANK, N.A.

                                             By:________________________
                                             Name:______________________
                                             Title:_____________________


                             [Signatures Continued]


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                                          AMSOUTH BANK

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________


                                          COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK B.A.,
                                          "Rabobank Nederland", New York Branch

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________


                                          By:________________________
                                          Name:______________________
                                          Title:_____________________


                                          NATIONAL WESTMINSTER BANK
                                           PLC

                                          By:________________________
                                          Name:______________________
                                          Title:_____________________






                             [Signatures Continued]



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                              CONSENT TO AGREEMENT

         Each of the undersigned Subsidiary Guarantors, as a party to one or more of the Credit Documents, hereby acknowledges the execution and delivery of the Amendment Agreement dated as of July 31, 1998, hereby confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder. This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.

                                WEST POINT-PEPPERELL ENTERPRISES, INC.

                                By:____________________________
                                Name:__________________________
                                Title:_________________________

                                J. P. STEVENS & CO., INC.

                                By:____________________________
                                Name:__________________________
                                Title:_________________________

                                J. P. STEVENS ENTERPRISES, INC.

                                By:____________________________
                                Name:__________________________
                                Title:_________________________

                                WESTPOINT STEVENS STORES, INC.

                                By:____________________________
                                Name:__________________________
                                Title:_________________________

                                ALAMAC HOLDINGS INC.

                                By:____________________________
                                Name:__________________________
                                Title:_________________________

                                ALAMAC SUB HOLDINGS INC.

                                By:____________________________
                                Name:__________________________
                                Title:_________________________



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                                  EXHIBIT "A"

                                SCHEDULE 2.1(A)

                       Schedule of Banks and Commitments


                                               Revolving             Revolving         Foreign Currency           LOC
                                               Committed             Commitment         Loan Committed         Committed
               Bank                              Amount              Percentage             Amount               Amount
               ----                            ---------             ----------             ------               ------
        NationsBank, N.A.                    $ 51,111,111.12        8.888888890%       $ 4,444,444.45       $ 4,444,444.45
The First National Bank of Chicago           $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
         ScotiaBanc Inc.                     $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
       The Bank of New York                  $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
       Wachovia Bank, N.A.                   $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
       ABN Amro Bank, N.V.                   $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
         Societe Generale                    $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
      SunTrust Bank, Atlanta                 $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
    First Union National Bank                $ 51,111,111.11        8.888888889%       $ 4,444,444.44       $ 4,444,444.44
         Fleet Bank, N.A.                    $ 35,000,000.00        6.086956522%       $ 3,043,478.26       $ 3,043,478.26
        Rabobank Nederland                   $ 30,000,000.00        5.217391304%       $ 2,608,695.65       $ 2,608,695.65
           AmSouth Bank                      $ 25,000,000.00        4.347826087%       $ 2,173,913.04       $ 2,173,913.04
    National Westminster Bank                $ 25,000,000.00        4.347826087%       $ 2,173,913.04       $ 2,173,913.04
                                             ---------------       -------------       --------------       --------------
                                             $575,000,000.00         100.000000%       $50,000,000.00       $50,000,000.00